Exhibit 99.2

1 Bank of Florida Corp. Investor Presentation Keefe, Bruyette & Woods Visitation February 4, 2008 Financial Data at December 31, 2007

2 Statements contained in this presentation which are not historical facts are forward-looking statements as that item is defined in the Private Securities Litigation Reform Act of 1995.  Such forward-looking statements are subject to risks and uncertainties which could cause actual results to differ materially from estimated results. Such risks and uncertainties are detailed in the Company’s filings with the Securities and Exchange Commission. Forward-Looking Statements

3 Mission Statement To be the “Bank of Choice” for businesses, professionals and individuals with desire for relationship-driven financial solutions. Business owners Entrepreneurs Executives Professionals (doctors, attorneys, accountants) Professional Associations Businesses Wealthy families and individuals Foundations and estates

4 Company Profile 4th largest publicly-traded bank holding company headquartered in Florida based on total assets; 5th largest based on market capitalization $1.3 billion in assets Founded in Naples, Florida in 1999 13 financial centers in 7 distinct and premier Florida markets Primary focus is lending on commercial real estate properties in the $1 - $15 million range; increased attention on growing commercial and industrial lending Comprehensive suite of products and services specifically designed for business clients and wealthy individuals Integrated wealth management strategy with our Investment Management Division -Bank of Florida Trust Company

5 Market Deposits Collier/Lee Counties $22.0 billion Hillsborough/Pinellas Ctys $41.1 billion Broward County$35.4 billion Palm Beach County $37.9 billion Bank of Florida markets hold more than half of Florida’s total deposits Total Market Deposits $212.7 billion Miami-Dade County $76.3 billion Florida’s Total Deposits $373.9 billion Source: FDIC data as of 6/30/07 Large and Diverse Markets

6 Positioned in High Growth Counties (Gp:) High Growth County  (Gp:) Medium Growth County (Gp:) Based on Projected Economic Indicator Change ’05-’10* (Gp:) Low Growth County Indicates counties in which BOFL currently has branches Indicates counties in which BOFL has expanded in 2007 *Projected Economic Indicator Change measures prospective wealth creation, using changes in population and median household income

7 The Desirable Florida Market Florida leads the nation in fastest growing job markets, with 5-year growth rate of 32.2%. (Bizjournals, September 2007) Florida leads the nation in economic vitality with 12 cities named as top performers, more than double any other state. (Moody’s Economy June 2007) Florida is one of America’s Top States for Business (CNBC, July 2007) Eleven Florida Metros named “Best Place for Business and Careers” by Forbes. (Forbes, April 2007)  Florida’s total personal income remained the 4th largest in the U.S. (Bureau of Economic Analysis, March 2007)  Fort Myers/Sarasota rank among top 10 hottest areas for entrepreneurs (Inc. Magazine, May 2007) Miami/Fort Lauderdale market ranked as #1 in the nation for entrepreneurial activity (BusinessWeek, May 2007) Sources: Florida Research and Economic Database, SNL, eFlorida.com Based on the latest Nationwide data…

8 Market Expansion – 2007 & 2008 2007/2008 Expansion Markets (5 Locations) Strategic Acquisition  Old Florida Bankshares, Inc.  Completed Q2 2007 (Collier/Lee Counties) Tampa Bay Expansion  Clearwater Financial Center Q3 2007 (Pinellas County)  Key Financial Center Relocations  Downtown Fort Lauderdale High Rise Q4 2007 Coral Ridge New Facility with Drive-Through 1H 2008   Planned Expansion  Coral Gables at Merrick Way 1H 2008

9 Financial Highlights Financial Data at December 31, 2007

10 Asset Growth (Gp:) CAGR of 55%  (Gp:) 48%* $ in 000s CAGR to 12.31.07 (5 years) Annual Data as of December 31 *Up 35% excl. Old Florida Acquisition

11 Bank Affiliates $ in millions December 31, 2007 Total Assets: $1.31 billion Note: Parent Company assets/eliminations not shown

12 Loan Growth (Gp:) CAGR of 61% (Gp:) 46%* $ in 000sCAGR to 12.31.07 (5 years) Annual Data as of December 31 *Up 22% excl. Old Florida Acquisition

13 Loan Mix

14 Commercial Real Estate Portfolio  No high-rise condominium participation 45% of commercial real estate loans are owner-occupied properties Data as of 12/31/07 Permanent

15 Com’l Real Estate Portfolio (Cont’d) 31% of commercial construction loans are owner-occupied Data as of 12/31/07 Construction

16 Nonperforming Loans Florida peers are comprised of 7 publicly-traded commercial banks with assets greater than $400 million who have reported as of 1/30/08. Nonperforming Loans / Loans Ratios in % Annual Data as of December 31

17 Nonperforming Loan Mix and Ratios $ in 000s December 31, 2007 Loan Type and % of Loan Type

18 Net Charge-Offs Net Charge-Offs / Average Loans Ratios in % Annual Data as of December 31

19 Loan Loss Allowance Loan Loss Allowance / Loans Ratios in % Annual Data as of December 31

20 Credit Quality in Florida (Year / Year) Of the publicly traded banks and thrifts headquartered in Florida and with assets greater than $500 million: All have reported a significant increase in their NPA / Assets ratios when comparing 2006 to 2007 Most have at least doubled their NPA / Assets ratio At 9/30/07 NPAs/Assets (%)

21 Deposit Growth $376,000 $201,000 $937,000 $ in 000sCAGR to 12.31.07 (5 years) Annual Data as of December 31 *Excluding Old Florida Acquisition, total up 8% and core up 6% (Gp:) CAGR of 49% Core Deposit CAGR of 53% (Gp:) 36%* 27%* $691,000 $495,000

22 Deposit Mix $ in 000s Data as of  12.31.07 Total Deposits : $937,000

23 Growth In Top-Line Revenue Noninterest Income (excl. Other Gains / Losses) Net Interest Income $6,900 $11,980 $22,400 $35,400 $ in 000s CAGR to 12.31.07 (5 years) (Gp:) CAGR of 63% vs. 44% CAGR in  Noninterest Expense 37% Top Line Revenue = Net interest income plus noninterest income (excluding other gains/losses) Positive Operating Leverage $43,220

24 Net Interest Margin *excl. $400,000 reversed nonaccrual loan interest in 4Q 07 (7.75%)* (3.82%)*

25 Trust Company Growth $ in 000s CAGR to 12.31.07 (5 years) Bank of Florida Trust Company Assets Under Advice CAGR of 47% 20%

26 Trust Company Client Base By Dollars of Assets Under Advice as of December 31, 2007 Opened : August 2000 Assets Under Advice: $499 Million

27 YTD Financial Performance Year ended 12/31/06; up 37% excluding Bristol Bank Acquisition (b) Year ended 12/31/07; up 35% excluding Old Florida Bank Acquisition

28 Questions & Answers